UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 28, 2003

                               NVIDIA CORPORATION

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             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-23985
                            (Commission File Number)

                                   94-3177549
                      (I.R.S. Employer Identification No.)

                            2701 San Tomas Expressway
                              Santa Clara, CA 95050

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              (Address of principal executive offices and zipcode)

      (Registrant's telephone number, including area code): (408) 486-2000

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Item 12. Disclosure and Results of Operations and Financial Condition

On July 28, 2003, NVIDIA Corporation announced that it expects to report total revenue of $455 million to $460 million for the second quarter of fiscal 2004 ended July 27, 2003 and that gross margins are expected to be lower than the Company's original guidance. The press release is furnished and attached as
Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NVIDIA CORPORATION

                                             By: /s/ Marvin D. Burkett
                                             -----------------------------------
                                             Marvin D. Burkett
                                             Chief Financial Officer

Date: July 30, 2003

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                                  EXHIBIT INDEX

Exhibit
Number      Description
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99.1        Press Release, dated July 28, 2003 entitled "NVIDIA Announces
            Preliminary Results for Second Quarter."